                                                               EXHIBIT 10.67(a)

                            SECOND AMENDMENT TO THE
                                CREDIT AGREEMENT

     This SECOND AMENDMENT TO THE CREDIT AGREEMENT (this "Amendment") is dated as of June 30, 1995 and entered into by and among Collagen Corporation, a Delaware corporation (the "Borrower"), and The Bank of New York (the "Bank"), and is made with reference to that certain Credit Agreement dated as of November 15, 1994 (the "Credit Agreement") by and among the Borrower and the Bank. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

     WHEREAS, the Borrower and the Bank desire to amend the Credit Agreement to
(i) adjust certain of the financial covenants set forth therein and (ii) make certain other amendments as set forth below;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT

  1.1  Amendment to Section 5.12

     Section 5.12 of the Credit Agreement is hereby amended by deleting the section entitled "Aggregate Amount" and the section entitled "Fiscal Year End" and inserting in its place and stead the following:

                                    AGGREGATE                       FISCAL
                                     AMOUNT                        YEAR END
                -------------------------------------------------  ---------
                $10,000,000......................................   6/30/96

  1.2  Amendment to Section 5.14

     Section 5.14 of the Credit Agreement is hereby deleted in its entirety and in its place and stead shall appear the following:

     Section 5.14  Minimum Tangible Net Worth

     Permit the Tangible Net Worth of the Borrower and its Consolidated Subsidiaries at any time to be less than $48,550,000, plus (i) 80% of the cumulative Net Income (but not net loss) of the Borrower and its Consolidated Subsidiaries for each fiscal quarter of the Borrower and its Consolidated Subsidiaries ending after the June 30, 1994, and (ii) less the aggregate amount paid by the Borrower after June 30, 1994 for the purchase by it in one or more arm's-length transactions of its common shares and held by it as treasury shares (but not more than $16,383,000 in the aggregate with respect to all such purchases).

  1.3  Amendment to Section 5.15

     Section 5.15 of the Credit Agreement is hereby deleted in its entirety and in its place and stead shall appear the following:

     Section 5.15.  Interest Coverage Ratio

     Permit the Interest Coverage Ratio to be less than (i) 8.5:1 as of June 30, 1995 and as of the first fiscal quarter of the Borrower of 1996 and (ii) 10:1 thereafter.

  1.4  Addition of Section 5.21 to the Credit Agreement

     A new subsection (o) is hereby added to Section 7.1 of the Credit Agreement and shall appear as follows:

     (o) if the value of the Pledged Stock is ever less than the sum of $21,000,000. For purposes of computing the foregoing, the "value" of the Pledged Stock shall be based on the last available per-share price of Target stock in trading of Target stock on the NASDAQ Stock Exchange.

  1.5  Definition of "Net Income"

     The definition of "Net Income" appearing on page 70 of the Credit Agreement is hereby deleted in its entirety and in its place and stead shall appear the following:

     "Net Income" means, with respect to a Person, net income of such person as determined in accordance with Generally Accepted Accounting Principles.

  1.6  Definition of "Interest Coverage Ratio"

     A definition of "Interest Coverage Ratio" shall be added to Section 9.1, Defined Terms, on page 67 before "Interest Expense" and shall appear as follows:

     "Interest Coverage Ratio" means on any date of determination, the ratio of
(i) Operating Income of the Borrower and its Consolidated Subsidiaries for the immediately preceding fiscal quarter of the Borrower to (ii) Interest Expense of the Borrower and its Consolidated Subsidiaries, for the immediately preceding fiscal quarter of the Borrower.

  1.7  Definition of "Operating Income"

     A definition of "Operating Income" shall be added to Section 9.1, Defined Terms, on page 70 after "Note" and before "Operating Lease" and shall appear as follows:

     "Operating Income" means as of the date of any determination thereof, with respect to any Person, operating income of such person as determined in accordance with Generally Accepted Accounting Principles and consistent with the Borrower's financial statements.

SECTION 2.  BORROWER'S REPRESENTATIONS AND WARRANTIES

     In order to induce the Bank to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to the Bank that the following statements are true, correct and complete:

     A. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement.

     B. AUTHORIZATION OF AGREEMENTS. The execution, delivery and performance of this Amendment, and the performance of the Credit Agreement have been duly authorized by all necessary corporate action by the Borrower.

     C. NO CONFLICT. The execution, delivery and performance by the Borrower of this Amendment and the performance by the Borrower of the Credit Agreement do not and will not (i) violate any provision of any law, rule or regulation applicable to the Borrower or any of its Subsidiaries, the Certificate of Incorporation or Bylaws of the Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of the government binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contract of the Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of their properties or assets, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contract of the Borrower or any of its Subsidiaries except for such approvals or consents which have been obtained on or before the date hereof and disclosed in writing to the Bank.

     D. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Credit Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body or other Person.

     E. BINDING OBLIGATION. This Amendment and the Credit Agreement when executed and delivered, will be the legally valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     F. INCORPORATION OR REPRESENTATIONS AND WARRANTIES FROM CREDIT
AGREEMENT. The representations and warranties contained in Article 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

     G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the execution of this Amendment which would constitute and Event of Default or a Potential Event of Default.

SECTION 3.  MISCELLANEOUS

     A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          (i) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof ", "herein" or words of like import referring in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof " or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Bank under, the Credit Agreement or any of the other Loan Documents.

     B. FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses as described in Section 8.2 of the Credit Agreement incurred by the Bank and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

     C. EXECUTION IN COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

     D. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a apart of this Amendment for any other purpose or be given any substantive effect.

     E. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written by their respective officers thereunto duly authorized.

                                          COLLAGEN CORPORATION

                                          By: /s/  DAVID FOSTER

                                            ------------------------------------
                                          Name: David Foster
                                          Title: Vice President

                                          THE BANK OF NEW YORK

                                          By: /s/  ELIZABETH T. YING

                                            ------------------------------------
                                          Name: Elizabeth T. Ying
                                          Title: Assistant Vice President

                             THIRD AMENDMENT TO THE
                                CREDIT AGREEMENT

     This THIRD AMENDMENT TO THE CREDIT AGREEMENT (this "Third Amendment") is dated as of September 30, 1995 and entered into by and among Collagen Corporation, a Delaware corporation (the "Borrower"), and The Bank of New York (the "Bank"), and is made with reference to that certain Credit Agreement dated as of November 15, 1994 (the "Credit Agreement") by and among the Borrower and the Bank, as previously amended. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

     WHEREAS, as of the date hereof, the Borrower has acquired certain Securities (as such term is defined in the Stock Purchase Agreement, hereinafter defined) of LipoMatrix, Incorporated, a British Virgin Islands ("LipoMatrix") pursuant to that certain Stock Purchase Agreement, dated as of August 22, 1995, among the Borrower, LipoMatrix and the Sellers identified therein (the "Stock Purchase Agreement"; and

     WHEREAS, after giving effect to the purchase of the Securities, the Borrower will own 90% of the issued and outstanding shares of the common stock of LipoMatrix; and

     WHEREAS, the Borrower intends to purchase the remaining 10% of the issued and outstanding shares of LipoMatrix as of the date hereof pursuant to separate agreements (the "Additional Securities"); and

     WHEREAS, LipoMatrix is the borrower under a line of credit agreement, dated August 9, 1995, made by Credit Suisse to LipoMatrix (the "Credit Suisse Loan Agreement"); and

     WHEREAS, the Borrower has requested that the Bank (i) consent to the Borrower's acquisition of the Securities, and (i) agree to amend certain covenants set forth in the Credit Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

SECTION 1.  CONSENT TO ACQUISITION OF THE SECURITIES.

     Notwithstanding anything in Section 5.11(a) or 5.12(a)(i) to the contrary, the Bank hereby consents to the Borrower's acquisition of the Securities and the Additional Securities pursuant to the Stock Purchase Agreement, provided that the total cost of the Borrower's acquisition of (i) the Securities pursuant to the Stock Purchase Agreement, and (ii) the Additional Securities shall not exceed U.S. $23,000,000.

SECTION 2.  AMENDMENTS TO THE CREDIT AGREEMENT

  2.1.  Amendments to Section 9.1(a) (Definitions)

     The following definitions are hereby added to Section 9.1(a), each to be inserted in appropriate alphabetical order:

          "Credit Suisse Loan Agreement" has the meaning ascribed to such term in the Recitals of the Third Amendment.

          "LipoMatrix" has the meaning ascribed to such term in the Recitals of the Third Amendment.

          "Securities" has the meaning ascribed to such term in the Stock Purchase Agreement.

          "Stock Purchase Agreement" has the meaning ascribed to such term in the Recitals of the Third Amendment.

          "Third Amendment" means that certain Third Amendment to Credit Agreement, dated as of September 30, 1995, between the Borrower and the Bank.

  2.2.  Amendment to Section 5.11 (Indebtedness and Leases)

     Subsection (a) of Section 5.11 of the Credit Agreement is hereby amended by deleting the word "and" prior to clause (iii) of said subsection and adding the following new clause (iv) at the end of said subsection (a):

        and (iv) Debt of LipoMatrix pursuant to the Credit Suisse Loan
        Agreement;

  2.3. Amendments to Section 5.14 (Minimum Tangible Net Worth), Section 5.15 (Interest Coverage Ratio and Section 5.19 (Dividends)

     Sections 5.14, 5.15 and 5.19 of the Credit Agreement are hereby amended by adding the following sentence at the end of each of said Sections:

          The foregoing computations for the fiscal quarter ending September 30, 1995 (and no other period) shall be made without giving effect to the Borrower's acquisition of the Securities pursuant to the Stock Purchase Agreement.

SECTION 3.  BORROWER'S REPRESENTATIONS AND WARRANTIES

     In order to induce the Bank to enter into this Third Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to the Bank that the following statements are true, correct and complete:

     A. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite corporate power and authority to enter into this Third Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended hereby.

     B. AUTHORIZATION OF AGREEMENTS. The execution, delivery and performance of this Third Amendment, and the performance of the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action by the Borrower.

     C. NO CONFLICT. The execution, delivery and performance by the Borrower of this Third Amendment and the performance by the Borrower of the Credit Agreement as amended hereby do not and will not (i) violate any provision of any law, rule or regulation applicable to the Borrower or any of its Subsidiaries, the Certificate of Incorporation or Bylaws of the Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of the government binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contract of the Borrower or any of its Subsidiaries,
(iii) result in or require the creation or imposition of any Lien upon any of their properties or assets, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contract of the Borrower or any of its Subsidiaries except for such approvals or consents which have been obtained on or before the date hereof and disclosed in writing to the Bank.

     D. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower of this Third Amendment and the performance by the Borrower of the Credit Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body or other Person.

     E. BINDING OBLIGATION. This Third Amendment and the Credit Agreement when executed and delivered, will be the legally valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     F. INCORPORATION OR REPRESENTATIONS AND WARRANTIES FROM CREDIT
AGREEMENT. The representations and warranties contained in Article 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

     G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the execution of this Third Amendment which would constitute and Event of Default or a Potential Event of Default.

     H. STOCK PURCHASE AGREEMENT. The Stock Purchase Agreement is in full force and effect and has not been amended. A true and correct copy of the Stock Purchase Agreement has been delivered to the Bank. The execution, delivery and performance of the Stock Purchase Agreement (i) has been duly authorized by all necessary corporate action by the Borrower, and (ii) does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body or other Person. No party to the Stock Purchase Agreement is in default of his, her or its obligations thereunder.

     I. CREDIT SUISSE LOAN AGREEMENT. The Credit Suisse Loan Agreement and the Assignment of Claims (Receivables) and the General Deed of Pledge delivered by LipoMatrix in connection therewith represent all of the documents evidencing and securing the obligations of LipoMatrix to Credit Suisse (the "LipoMatrix Obligations"). LipoMatrix has no Debt (contingent or otherwise) other than the LipoMatrix Obligations, and no Liens on any of its Property other than such Liens securing the LipoMatrix Obligations. The Borrower neither has nor will it incur any legal obligation to pay any of the LipoMatrix Obligations.

SECTION 4.  MISCELLANEOUS

     A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          (i) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof ", "herein" or words of like import referring in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof " or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Third Amendment.

          (ii) Except as specifically amended by this Third Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Third Amendment shall not, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Bank under, the Credit Agreement or any of the other Loan Documents.

     B. FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses as described in Section 8.2 of the Credit Agreement incurred by the Bank and its counsel with respect to this Third Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

     C. EXECUTION IN COUNTERPARTS; EFFECTIVENESS. This Third Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument. This Third Amendment shall not be effective until the receipt by the Bank of a counterpart of this Third Amendment signed by all parties hereto is received by the Bank.

     D. HEADINGS. Section and subsection headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a apart of this Third Amendment for any other purpose or be given any substantive effect.

     E. APPLICABLE LAW. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed as of the date first above written by their respective officers thereunto duly authorized.

                                          COLLAGEN CORPORATION

                                          By: /s/  DAVID FOSTER
                                          Name: David Foster
                                          Title: Vice President

                                          THE BANK OF NEW YORK

                                          By: /s/  ELIZABETH T. YING
                                          Name: Elizabeth T. Ying
                                          Title: Assistant Vice President

                            FOURTH AMENDMENT TO THE
                                CREDIT AGREEMENT

     This FOURTH AMENDMENT TO THE CREDIT AGREEMENT (this "Amendment") is dated as of December 26, 1995 and entered into by and among Collagen Corporation, a Delaware corporation (the "Borrower"), and The Bank of New York (the "Bank"), and is made with reference to that certain Credit Agreement dated as of November 15, 1994 (the "Credit Agreement") by and among the Borrower and the Bank. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

     WHEREAS, the Borrower and the Bank desire to amend the Credit Agreement to
(i) increase the Commitment Amount and extend the Expiry Date, (ii) adjust certain of the financial covenants set forth therein and (iii) make certain other amendments as set forth below;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT

     1.1  Definition of "Alternate LIBOR Applicable Margin"

     The definition of "Alternate LIBOR Applicable Margin" appearing on page 56 of the Credit Agreement is hereby deleted in its entirety and in its place and stead shall appear the following:

     "Alternate LIBOR Applicable Margin" means 0.50%, provided that such alternate applicable margin shall apply only to Eurodollar Rate Loans and only to the extent that throughout the applicable Interest Period (i) the Borrower maintains at the Bank Eligible Cash Equivalents having a Collateral Value of not less than $15,000,000, which account, and all such Eligible Cash Equivalents, are security for any Other Loans and are subject to no Liens other than the Lien in favor of the Bank, and (ii) no Event of Default has occurred and remains uncured hereunder or under any other Loan Document. At any time any of the conditions in this definition do not apply, the Alternate LIBOR Applicable Margin shall cease to be in effect.

     1.2  Definition of "Applicable Margin"

     The definition of "Applicable Margin" appearing on page 57 of the Credit Agreement is hereby deleted in its entirety and in its place and stead shall appear the following:

     "Applicable Margin" means (i) with respect to the unpaid principal amount of Base Rate Loans, the applicable percentage set forth below next to the words "Base Rate" and (ii) with respect to the unpaid principal amount of Eurodollar Rate Loans, the applicable percentage set forth below next to the words "Eurodollar Rate":

                                RATE                                   APPLICABLE MARGIN
    -------------------------------------------------------------  --------------------------
    Base Rate....................................................  0.50%
    Eurodollar Rate..............................................  the lesser of (i) 1.25%, or (ii), if applicable,
                                                                   the Alternate LIBOR
                                                                   Applicable Margin

     1.3  Definition of "Commitment Amount"

     The definition of "Commitment Amount" appearing on page 60 of the Credit Agreement is hereby deleted in its entirety and in its place and stead shall appear the following:

     "Commitment Amount" means the sum of $15,000,000, as that amount may be reduced from time to time in accordance with Section 1.8.

     1.4  Definition of "Expiry Date"

     The definition of "Expiry Date" appearing on page 65 of the Credit Agreement is hereby deleted in its entirety and in its place and stead shall appear the following:

     "Expiry Date" means November 15, 1997.

     1.5  Definition of "Debt/Operating Cash Flow Ratio"

     The definition of "Debt/Operating Cash Flow Ratio" is hereby added to
Section 9.1(a) of the Credit Agreement to be inserted in the appropriate alphabetical order:

     "Debt/Operating Cash Flow Ratio": on any date of determination, the ratio of (a) Debt of the Borrower and its consolidated subsidiaries (determined in the manner hereinafter set forth), to (b) the Operating Cash Flow of the Borrower and its consolidated subsidiaries (determined in the manner hereinafter set forth). In determining the Debt/Operating Cash Flow Ratio on any date, both "Debt of Borrower and its consolidated subsidiaries" and "Operating Cash Flow of the Borrower and its consolidated subsidiaries" shall be those amounts, respectively, for the four fiscal quarters of the Borrower immediately preceding such date of determination of such ratio (or, in the event that the date of determination is a fiscal quarter ending date, the fiscal quarter then ended and the immediately preceding three fiscal quarters). For purposes of computing the Debt/Operating Cash Flow Ratio, the Borrower will be permitted to include in Operating Cash Flow for the first fiscal quarter of the Borrower in 1996 up to $14,800,000 of "In Process Research and Development".

     1.6  Definition of "Operating Cash Flow"

     The definition of "Operating Cash Flow" is hereby added to Section 9.1(a) of the Credit Agreement to be inserted in the appropriate alphabetical order:

     "Operating Cash Flow" means at any time of determination, in respect of any Person, for any period, Operating Income plus the sum of (i) depreciation and
(ii) amortization.

     1.7  Definition of "Interest Coverage Ratio"

     The definition of "Interest Coverage Ratio" appearing on page 67 of the Credit Agreement is hereby deleted in its entirety and in its place and stead shall appear the following:

     "Interest Coverage Ratio" means on any date of determination, the ratio of
(i) Operating Income of the Borrower and its Consolidated Subsidiaries (determined in the manner hereinafter set forth), to (ii) Interest Expense of the Borrower and its Consolidated Subsidiaries (determined in the manner hereinafter set forth). In determining the Interest Coverage Ratio on any date, both "Operating Income of the Borrower and its consolidated subsidiaries" and "Interest Expense of the Borrower and its consolidated subsidiaries" shall be those amounts, respectively for the four fiscal quarters of the Borrower immediately preceding such date of determination of such ratio (or, in the event that the date of determination is a fiscal quarter ending date, the fiscal quarter then ended and the immediately preceding three fiscal quarters). For purposes of computing the Interest Coverage Ratio, the Borrower will be permitted to include in Operating Income for the first fiscal quarter of the Borrower in 1996 up to $14,800,000 of "In Process Research and Development".

     1.8  Definition of "Note"

     The definition of "Note" appearing on page 70 of the Credit Agreement is hereby deleted in its entirety and in its place and stead shall appear the following:

     "Note" means the Amended and Restated Margin Loan Note in the form attached hereto as Exhibit C-1, or the Amended and Restated Other Loan Note in the form attached hereto as Exhibit C-2, as the case may be; "Notes" means, collectively, the Amended and Restated Margin Loan Note and the Amended and Restated Other Loan Note.

     1.9  Amendment to Section 1.8 (b)

     Section 1.8(b) of the Credit Agreement are hereby deleted in their entirety and in their place and stead shall appear the following:

SECTION 1.8  FEES; REDUCTION OF COMMITMENT.

     (b) Commitment Fee. The Borrower shall pay to the Bank a fee based on telephonic or written notification from the Bank on the daily Unused Commitment for each day from the Effective Date through the Expiry Date at a rate per annum of .325 of 1%, payable on successive Interest Payment Dates, on the Expiry Date and on the date of any reduction of the Commitments (to the extent accrued and unpaid on the amount of the reduction).

     1.10  Amendment to Section 5.6

     Section 5.6 of the Credit Agreement is hereby deleted in its entirety and in its place and stead shall appear the following:

SECTION 5.6  GUARANTIES

     Become or remain liable with respect to any Guaranty of any Debt or liability of any other Person, except upon the prior written approval of the Bank. Notwithstanding the above, the Borrower's letter of December 4, 1995 in support of the obligations of LipoMatrix to Credit Suisse shall not be a violation of this Section 5.6 (the foregoing exception shall apply only to this Section 5.6).

     1.11  Amendment to Section 5.12(b) and (c)

     Section 5.12(b) and (c) of the Credit Agreement are hereby deleted in their entirety and in their place and stead shall appear the following:

SECTION 5.12  INVESTMENTS, ACQUISITIONS AND ADVANCES

     (b) permit aggregate expenditures for research and development by the Borrower and its Consolidated Subsidiaries to exceed in any fiscal year of the Borrower and its Consolidated Subsidiaries 20% of the Product Sales of the Borrower and its Consolidated Subsidiaries in such fiscal year; or

     (c) purchase or otherwise acquire, hold or invest in the stock of, or other interest in, any Person, or make any loan or advance to, or enter into any arrangement for the purpose of providing funds or credit to, or make any other investment, whether by way of capital contribution, time, deposit or otherwise, in any Person, in an amount (after giving effect to all such contributions, loans, credit arrangements, deposits or other investments) exceeding in the aggregate, as of the end of the following fiscal years of the Borrower, the following amounts:

                                    AGGREGATE                         FISCAL
                                      AMOUNT                         YEAR END
                --------------------------------------------------  -----------
                $12,000,000.......................................    6/30/96
                $ 6,000,000.......................................    6/30/97

     1.12  Amendment to Section 5.14

     Section 5.14 of the Credit Agreement is hereby deleted in its entirety and in its place and stead shall appear the following:

SECTION 5.14.  DEBT/OPERATING CASH FLOW RATIO

     Permit the Debt/Operating Cash Flow Ratio not to exceed 1.5:1 as of the end of any fiscal quarter of the Borrower.

     1.13  Amendment to Section 5.15

     Section 5.15 of the Credit Agreement is hereby deleted in its entirety and in its place and stead shall appear the following:

SECTION 5.15  INTEREST COVERAGE RATIO

     Permit the Interest Coverage Ratio to be less than 3.0:1 as of the end of any fiscal quarter of the Borrower.

     1.14  Amendment to Section 5.16

     Section 5.16 of the Credit Agreement is hereby deleted in its entirety and in its place and stead shall appear the following:

SECTION 5.16  CAPITAL EXPENDITURES

     Permit Capital Expenditures of the Borrower and its Consolidated Subsidiaries to exceed as of the end of the following fiscal years of the Borrower and its Consolidated Subsidiaries the following amounts;

                                                                   AGGREGATE
                                     FISCAL                          AMOUNT
                                    YEAR END                           -
                -------------------------------------------------
                6/30/96..........................................  $4,500,000
                6/30/97..........................................  $7,000,000

     1.15  Amendment to Section 7.1(o)

     Section 7.1(o) of the Credit Agreement is hereby deleted in its entirety and in its place and stead shall appear the following:

     (o) if the value of the Pledged Stock is ever less than the sum of $45,000,000. For purposes of computing the foregoing, the "value" of the Pledged Stock shall be based on the last available per-share price of Target stock in trading of Target stock on the NASDAQ Stock Exchange.

     1.16  Addition of Section 7.1(p)

     Section 7.1(p) is hereby added to the Credit Agreement and shall appear as follows:

     (p) if the Borrower has not delivered to the Bank within thirty (30) days from the date hereof the stock certificates appurtenant to 928,000 shares of Target stock.

     1.17  Amendment to Section 8.1(ii)

     Section 8.1(ii) of the Credit Agreement is hereby deleted in its entirety and in its place and stead shall appear the following:

SECTION 8.1  NOTICE

     (ii) if to the Bank, to it at:

        THE BANK OF NEW YORK
        One Wall Street
        17th Floor
        New York, NY 10015
        Telecopier No.: (212) 635-6399
        Telephone No.: (212) 635-6737
        Attention: Lorna Alleyne
        with a copy to:

        The Bank of New York
        Representative Office
        10990 Wilshire Boulevard
        Suite 1125
        Los Angeles, California 90024
        Telecopier No.: (310) 996-8667
        Telephone No.: (310) 996-8661
        Attention: Ms. Liz Ying,
                Vice President

SECTION 2.  BORROWER'S REPRESENTATIONS AND WARRANTIES

     In order to induce the Bank to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to the Bank that the following statements are true, correct and complete:

     A. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement.

     B. AUTHORIZATION OF AGREEMENTS. The execution, delivery and performance of this Amendment, and the performance of the Credit Agreement have been duly authorized by all necessary corporate action by the Borrower.

     C. NO CONFLICT. The execution, delivery and performance by the Borrower of this Amendment and the performance by the Borrower of the Credit Agreement do not and will not (i) violate any provision of any law, rule or regulation applicable to the Borrower or any of its Subsidiaries, the Certificate of Incorporation or Bylaws of the Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of the government binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contract of the Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of their properties or assets, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contract of the Borrower or any of its Subsidiaries except for such approvals or consents which have been obtained on or before the date hereof and disclosed in writing to the Bank.

     D. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Credit Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body or other Person.

     E. BINDING OBLIGATION. This Amendment and the Credit Agreement when executed and delivered, will be the legally valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     F. INCORPORATION OR REPRESENTATIONS AND WARRANTIES FROM CREDIT
AGREEMENT. The representations and warranties contained in Article 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

     G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the execution of this Amendment which would constitute and Event of Default or a Potential Event of Default.

SECTION 3.  MISCELLANEOUS

     A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          (i) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Bank under, the Credit Agreement or any of the other Loan Documents.

     B. FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses as described in Section 8.2 of the Credit Agreement incurred by the Bank and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

     C. EXECUTION IN COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

     D. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a apart of this Amendment for any other purpose or be given any substantive effect.

     E. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written by their respective officers thereunto duly authorized.

                                          COLLAGEN CORPORATION

                                          By: /s/  DAVID FOSTER
                                          Name: David Foster
                                          Title: Vice President

                                          THE BANK OF NEW YORK

                                          By:
                                          Name:
                                          Title:

                     AMENDED AND RESTATED MARGIN LOAN NOTE

$15,000,000  as of December 26, 1995
                                                         New York, New York

     FOR VALUE RECEIVED, on the Maturity Date, COLLAGEN CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of THE BANK OF NEW YORK (the "Lender"), at its located at One Wall Street, New York, New York or at such other place as the Lender may specify from time to time, in lawful money of the United States of America, the principal sum of FIFTEEN MILLION and NO/100 ($15,000,000), or such lesser unpaid principal balance as shall be outstanding hereunder, together with interest from the date hereof, on the unpaid principal balance hereof, payable at the rate or rates and at the time or times provided for in the Credit Agreement, dated as of November 15, 1994, between the Borrower and the Lender (as the same may be amended, modified or supplemented from time to time, the "Agreement"). Capitalized terms used herein that are defined in the Agreement shall have the meanings therein defined. In no event shall interest payable hereon exceed the Highest Lawful Rate.

     This Note is the Margin Loan Note referred to in the Agreement and is entitled to the benefits of, and is subject to the terms set forth in, the Agreement. The principal of this Note is payable in the amounts and under the circumstances, and its maturity is subject to acceleration upon the terms, set forth in the Agreement. Except as otherwise provided in the Agreement, if any payment on this Note becomes due and payable on a day which is not a Business Day, the maturity thereof shall be extended to the next Business Day and interest shall be payable at the applicable rate or rates specified in the Agreement during such extension period.

     The (i) date and amount of each Loan made by the Lender, (ii) its character as a Base Rate Loan or a Eurodollar Rate Loan, or a combination thereof, and
(iii) each payment and prepayment of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, indorsed by the Lender on the schedule attached hereto and any continuation thereof, provided that the failure of the Lender to make any such recordation or indorsement shall not affect the obligations of the Borrower to make payment when due of any amount owing hereunder.

     Presentment for payment, demand, protest, notice of protest and notice of dishonor and all other demands and notices in connection with the delivery, performance and enforcement of this Note are hereby waived, except as specifically otherwise provided in the Agreement.

     This Note is being delivered in, is intended to be performed in, shall be construed and interpreted in accordance with, and be governed by the internal laws of, the State of New York, without regard to principles of conflicts of law.

     This Note may only be amended by an instrument in writing executed pursuant to the provisions of Section 8.5 of the Agreement.

     This Note is given in substitution for and shall constitute the amendment and restatement in its entirety of the Margin Loan Note dated November 15, 1994 made by the Borrower to the Lender and shall constitute the evidence of Borrower's indebtedness to the Lender in the principal sum equal to $15,000,000. This Note is one of the Notes referred to in the Agreement as the "Note", and is subject to the terms and conditions set forth in the Agreement, and its maturity is subject to acceleration in accordance therewith. It is expressly understood and agreed that in the event of any conflict between the terms of this Note and the terms of the Margin Loan Note, then terms of this Note shall control.

                                           COLLAGEN CORPORATION

                                           By: /s/  DAVID FOSTER
                                           Name: David Foster
                                           Title: Vice President

                                SCHEDULE TO NOTE

                                                                      INTEREST
                                                                      RATE ON
                                                                     EURODOLLAR
                         TYPE OF                                     RATE LOANS      INTEREST
                        OTHER LOAN                     AMOUNT OF      WITHOUT       PERIOD (IF
                      (BASE RATE OR                    PRINCIPAL     REGARD TO      EURODOLLAR
                        EURODOLLAR       AMOUNT OF      PAID OR      APPLICABLE        RATE        NOTATION
      DATE                RATE)            LOAN         PREPAID       MARGIN)         LOANS)       MADE BY
-----------------     --------------     ---------     ---------     ----------     ----------     --------


                      AMENDED AND RESTATED OTHER LOAN NOTE

$15,000,000  as of December 26, 1995
                                                         New York, New York

     FOR VALUE RECEIVED, on the Maturity Date, COLLAGEN CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of THE BANK OF NEW YORK (the "Lender"), at its located at One Wall Street, New York, New York or at such other place as the Lender may specify from time to time, in lawful money of the United States of America, the principal sum of FIFTEEN MILLION and NO/100 ($15,000,000), or such lesser unpaid principal balance as shall be outstanding hereunder, together with interest from the date hereof, on the unpaid principal balance hereof, payable at the rate or rates and at the time or times provided for in the Credit Agreement, dated as of November 15, 1994, between the Borrower and the Lender (as the same may be amended, modified or supplemented from time to time, the "Agreement"). Capitalized terms used herein that are defined in the Agreement shall have the meanings therein defined. In no event shall interest payable hereon exceed the Highest Lawful Rate.

     This Note is the Other Loan Note referred to in the Agreement and is entitled to the benefits of, and is subject to the terms set forth in, the Agreement. The principal of this Note is payable in the amounts and under the circumstances, and its maturity is subject to acceleration upon the terms, set forth in the Agreement. Except as otherwise provided in the Agreement, if any payment on this Note becomes due and payable on a day which is not a Business Day, the maturity thereof shall be extended to the next Business Day and interest shall be payable at the applicable rate or rates specified in the Agreement during such extension period.

     The (i) date and amount of each Loan made by the Lender, (ii) its character as a Base Rate Loan or a Eurodollar Rate Loan, or a combination thereof, and
(iii) each payment and prepayment of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, indorsed by the Lender on the schedule attached hereto and any continuation thereof, provided that the failure of the Lender to make any such recordation or indorsement shall not affect the obligations of the Borrower to make payment when due of any amount owing hereunder.

     Presentment for payment, demand, protest, notice of protest and notice of dishonor and all other demands and notices in connection with the delivery, performance and enforcement of this Note are hereby waived, except as specifically otherwise provided in the Agreement.

     This Note is being delivered in, is intended to be performed in, shall be construed and interpreted in accordance with, and be governed by the internal laws of, the State of New York, without regard to principles of conflicts of law.

     This Note may only be amended by an instrument in writing executed pursuant to the provisions of Section 8.5 of the Agreement.

     This Note is given in substitution for and shall constitute the amendment and restatement in its entirety of the Other Loan Note dated November 15, 1994 made by the Borrower to the Lender and shall constitute the evidence of Borrower's indebtedness to the Lender in the principal sum equal to $15,000,000. This Note is one of the Notes referred to in the Agreement as the "Note", and is subject to the terms and conditions set forth in the Agreement, and its maturity is subject to acceleration in accordance therewith. It is expressly understood and agreed that in the event of any conflict between the terms of this Note and the terms of the Other Loan Note, then terms of this Note shall control.

                                          COLLAGEN CORPORATION

                                          By: /s/  DAVID FOSTER
                                          Name: David Foster
                                          Title: Vice President and Chief
                                          Financial Officer

                                SCHEDULE TO NOTE

                                                                      INTEREST
                                                                      RATE ON
                                                                     EURODOLLAR
                         TYPE OF                                     RATE LOANS      INTEREST
                        OTHER LOAN                     AMOUNT OF      WITHOUT       PERIOD (IF
                      (BASE RATE OR                    PRINCIPAL     REGARD TO      EURODOLLAR
                        EURODOLLAR       AMOUNT OF      PAID OR      APPLICABLE        RATE        NOTATION
      DATE                RATE)            LOAN         PREPAID       MARGIN)         LOANS)       MADE BY
-----------------     --------------     ---------     ---------     ----------     ----------     --------
